SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 18, 2003
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                               Primary PDC, Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                         1-4085              04-1734655
-------------------------------   ------------------------  ------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



     1265 Main Street, Waltham, Massachusetts               02451
     ---------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)



                                 781-386-2000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                             POLAROID CORPORATION
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

As previously reported to the Commission, on October 12, 2001, Polaroid Corporation and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court") in Wilmington, Delaware.

On June 18, 2003, Primary PDC, Inc., formerly known as Polaroid Corporation (the "Company"), and its U.S. subsidiaries filed a monthly operating report (see Exhibit 99.1 below) for the period from May 5, 2003 through June 1, 2003 with the Court as required by the Code.

Item 7(c).  Exhibits

Exhibit 99.1 Monthly operating report for the period from May 5, 2003 through June 1, 2003 for the Company and its U.S. subsidiaries.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIMARY PDC, INC.
                                               (Registrant)


                                        By: /s/ Kevin Pond
                                            -----------------------------------
                                            Kevin Pond
                                            President

Dated: June 27, 2003

                                 EXHIBIT INDEX

Exhibit Number

Exhibit 99.1 Monthly operating report for the period from May 5, 2003 through June 1, 2003 for the Company and its U.S. subsidiaries.